UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 16, 2005

TEJAS INCORPORATED

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29235	13-3577716

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Via Fortuna, Suite 400
Austin, Texas 78746

(Address of Principal Executive Officers) (Zip Code)

(512) 306-8222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On June 16, 2005, Tejas Incorporated (“Tejas”) entered into an Amendment to the Letter of Intent dated May 9, 2005 among Tejas, Jared E. Abbruzzese, Sr., Wayne Barr, Jr. and Capital & Technology Advisors, Inc. (the “Amendment”). The Amendment, which is effective as of June 8, 2005, redefines the “Termination Date” to July 1, 2005 and replaces all mention of the words “June 15, 2005” with “July 1, 2005.” The Letter of Intent was filed as Exhibit 10.7 to Tejas’ Form 10-Q for the quarter ended March 31, 2005, (the “10-Q”), which was filed on May 13, 2005. The Letter of Intent and the discussion relating thereto contained in Item 5 of Part II to the 10-Q are incorporated herein by reference.

     The Amendment is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

1.1.	Amendment dated as of June 8, 2005 to Letter of Intent dated May 9, 2005 by and among Tejas Incorporated, Jared E. Abbruzzese, Sr., Wayne Barr, Jr. and Capital & Technology Advisors, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEJAS INCORPORATED

Dated: June 17, 2005
/s/ Kurt Rechner

Kurt Rechner
President; Chief Operating Officer

EXHIBIT INDEX

Exhibit	Description
1.1	Amendment dated as of June 8, 2005 to Letter of Intent dated May 9, 2005 by and among Tejas Incorporated, Jared E. Abbruzzese, Sr., Wayne Barr, Jr. and Capital & Technology Advisors, Inc.